Exhibit 99.4

NON-COMPETITION AGREEMENT

This Non-Competition Agreement (this “Agreement”) is being executed and delivered as of this April 13, 2010 by Thomas Falk (“Stockholder”) in favor and for the benefit of Limelight Networks, Inc., a Delaware corporation (“Parent”) (together the “Parties”). All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Parent, Elvis Merger Sub One Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub One”), Elvis Merger Sub Two LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub Two” and together with Merger Sub One, the “Subs”), and Eyewonder, Inc., a Delaware corporation (the “Company”), have entered into an Agreement and Plan of Merger, dated as of December 21st, 2009 (the “Merger Agreement”), pursuant to which Merger Sub One will be merged with and into the Company (the “First Step Merger”), the Company will merge with and into Merger Sub Two, and Merger Sub Two will continue as the surviving entity (the “Second Step Merger” and, taken together with the First Step Merger, the “Merger”)

WHEREAS, Stockholder is the indirect owner of Vest Europe GmbH;

WHEREAS, Stockholder has a substantial interest in the Company as the holder of a significant number of shares of the Company’s capital stock through his ownership of Vest Europe GmbH, and, as a result of the Merger, Stockholder shall receive significant consideration in connection with the Merger;

WHEREAS, upon completion of the Merger, Stockholder shall be a member of Parent’s Board of Directors and shall provide services to Parent pursuant to a European Expansion Consulting Agreement;

WHEREAS, Parent and Stockholder both agree that, prior to the Merger, the Company’s business consisted of the design, development, production, marketing and sales of products and services related to the Business (as defined below) in the Restricted Territory (as defined below), and Parent represents and Stockholder understands that, following the Merger, Parent will continue conducting the Business in the Restricted Territory; and

WHEREAS, as a condition and mutual inducement to the Merger, and to preserve the value and goodwill of the business being acquired by Parent after the Merger, the Merger Agreement contemplates, among other things, that Stockholder shall enter into this Agreement and that this Agreement shall become effective at the Effective Time (as that term is defined in the Merger Agreement).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises made herein, Parent and Stockholder hereby agree as follows:

1. Effective Date. This Agreement shall be effective as of the Effective Time. This Agreement shall be null and void if the Merger is not consummated as contemplated in the Merger Agreement.

2. Non-competition. Stockholder agrees that during the period commencing on the Closing Date and ending at the later of (x) 9 months after the Closing Date, (y) 9 months after the termination of his services under the European Expansion Agreement, or (z) 9 months after the termination of his engagement as a member of the board of Parent (the “Non-Competition Period”), Stockholder shall not (other than in connection with his services to Parent, Merger Sub Two, or any subsidiary thereof or their respective successors or assigns), without the prior written consent of Parent, directly or indirectly:

(a) Engage anywhere in the Restricted Territory (as defined below) in any business that competes with the Business (as defined below) (a “Competing Business Purpose”). Business;

(b) be or become an officer, director, owner, affiliate, salesperson, co-owner, partner, trustee, promoter, technician, engineer, analyst, employee, agent, representative, supplier, contractor, consultant, advisor or manager of or to, or otherwise acquire operation, management or control of, any firm, partnership, corporation, Person, entity, or business that engages or participates in a Competing Business Purpose in the Restricted Territory, including the promotion of investments in an entity which participates in a Competing Business Purpose in the Restricted Territory;

(c) solicit or attempt to solicit any of the Company’s customers for, or in connection with, a Competing Business Purpose, including any attempts to obtain a confidential customer list or any other Company trade secrets; or

Persons engaged in a Competing Business Purpose as of the date of this Agreement include, but are not limited to, the following: Akamai, Eyeblaster, Pointroll, Google, CDNetworks, Level 3, and AT&T.

Notwithstanding the foregoing, the Parties are aware of the Stockholder’s equity participations in the companies listed in Exhibit A to this Agreement. Nothing in this Agreement shall prevent or restrict Stockholder from any of the following: (i) owning as a passive investment less than 5% of the outstanding shares of the capital stock of a corporation (whether public or private) that is engaged in a Competing Business and Stockholder is not otherwise associated with such corporation; (ii) performing speaking engagements and receiving honoraria in connection with such engagements; (iii) being employed by any government agency, college, university, or other non-profit research organization; (iv) owning a passive equity interest in a private debt or equity investment fund in which the Stockholder does not have the ability to control or exercise any managerial influence over such fund; (v) becoming associated with, employed by, or otherwise performing services for any person or entity, or subsidiary, subdivision, division, or joint venture of such entity that engages in a Competing Business Purpose, where (i) the particular division, subdivision, subsidiary, or business unit that employs Stockholder or for which Stockholder provides services or is associated with is not engaged in a Competing Business Purpose, or (ii) the employment or services provided by Stockholder do not otherwise relate to a Competing Business Purpose; (vi) becoming associated with, employed by, or otherwise performing services for any person or entity, or subsidiary, subdivision, division, or joint venture of such entity (including any actions or services provided in forming or developing any such entity) that does not engage in a Competing Business Purpose, but may do business with or otherwise perform services for a person or entity, or subsidiary, subdivision, division, or joint venture of such entity that engages in a Competing Business Purpose, as long as Stockholder’s services are not related to a Competing Business Purpose, or (vii) any activity consented to in writing by Parent. For the avoidance of doubt, Stockholder’s equity participations in the companies listed in Exhibit A or any subsequent, investment, acquisition or other action by any of these companies shall not constitute a breach of the obligations of Stockholder under this Agreement.

“Business” means the business of developing, designing, manufacturing, producing, marketing, publishing, or selling any products or services that perform the same or a substantially similar function to any of the products or services marketed, provided or sold by the Company or Parent as of the Closing Date of the Merger.

“Person” means a natural person, corporation, partnership, or other legal entity, or a joint venture of two or more of the foregoing.

“Restricted Territory” means i) each and every country, province, state, city or other political subdivision of the United States and Canada; ii) each and every country, province, state, city or other political subdivision of the European Union; and iii) each and every country, province, state, city, or other political subdivision of the world in which the Company or any of its subsidiaries or affiliates is actively represented with a subsidiary or branch office as of the Closing Date, currently plans to engage in, or engages in during the Non-Competition Period, a Competing Business Purpose.

3. Severability of Covenants. The covenants contained in Section 2 hereof shall be construed as a series of separate covenants, one for each country, province, state, city or other political subdivision of the Restricted Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 2 hereof. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then Parent, Merger Sub Two and Stockholder agree that such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of Section 2 or Section 3 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then Parent, Merger Sub Two and Stockholder agree that such provisions shall be reformed to the maximum time, geographic, or scope limitations, as the case may be, permitted by applicable law.

4. Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and Parent, Merger Sub Two, or any subsidiary of Parent or Merger Sub Two, on the other.

5. Stockholder Acknowledgements. Stockholder acknowledges that (i) Stockholder has a substantial interest in the Company as the holder of a significant number of shares of the Company’s capital stock; (ii) the goodwill associated with the existing business, customers, and assets of the Company prior to the Merger is an integral component of the value of the Company to Parent and is reflected in the consideration payable to Stockholder in connection with the Merger, and (iii) Stockholder’s agreement as set forth herein is necessary for the protection of the legitimate business interests of Parent in the Merger and to preserve the value and goodwill of the Company for Parent following the Merger.

Stockholder also acknowledges and agrees that the limitations of time, geography, and scope of activity agreed to in this Agreement are reasonable because, among other things: (A) the Company and Parent are engaged in a highly competitive industry, (B) Stockholder has had unique access to the trade secrets and know-how of the Company and Parent, including, without limitation, the plans and strategy (and, in particular, the competitive strategy) of the Company and Parent, (C) Stockholder has entered into a consulting relationship with Parent in connection with the Merger on terms that Stockholder believes are favorable to him and, upon completion of the Merger, he will serve as a member of Parent’s Board of Directors, (D) by virtue of his consulting relationship with Parent, Stockholder will have access to Parent’s trade secrets and know how, including Parent’s plans and strategy (and, in particular, Parent’s competitive strategy), (E) in the event Stockholder’s consulting relationship with Parent or Merger Sub Two ended. Stockholder believes he would be able to obtain suitable and satisfactory employment without violation of this Agreement; (F) Stockholder believes that this Agreement provides no more protection than is reasonably necessary to protect Parent’s legitimate interest in the goodwill, trade secrets, and confidential information of the Company, (G) Stockholder has no current intention of engaging in a Competing Business Purpose within the area and the time limits set forth in this Agreement, and (H) Stockholder’s obligations under this Agreement (and the enforcement thereof) will not prevent him from earning a livelihood

Stockholder further acknowledges and agrees that (i) the execution and delivery and continuation in force of this Agreement is a material inducement to Parent to execute the Merger Agreement and is a mandatory condition precedent to the closing of the Merger, without which Parent would not close the transactions contemplated by the Merger Agreement; (ii) breach of this Agreement will be such that Parent will not have an adequate remedy at law because of the unique nature of the operations and assets being conveyed to Parent; and (iii) execution of this Agreement shall not limit Parent’s or Merger Sub Two’s employee policies, including, without limitation, the provisions set forth in Parent’s and Merger Sub Two’s confidentiality and proprietary information agreements.

Stockholder further acknowledges and agrees that (i) Stockholder is subject to Parent’s confidential information and trade secret protection policies and agrees to comply with such policies, (ii) Stockholder’s obligations under this Agreement shall remain in effect if Stockholder’s consulting relationship with Parent is terminated for any or no reason, and (iii) during the Non-Competition Period, prior to becoming an employee or partner of or consultant to any Person, Stockholder will provide written notice of such employment, partnership, or consultancy to Parent and provide such Person with an executed copy of this Agreement. Stockholder agrees that the Non-Competition Period shall be tolled during any period of violation of the covenants contained in Section 2 and the Non-Solicitation Period shall be tolled during any period of violation of the covenants contained in Section 3.

6. Arbitration and Equitable Relief.

(a) The Parties agree that any and all disputes arising out of, or relating to, the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Maricopa County before the American Arbitration Association under its Commercial Rules. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorneys’ fees and costs. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. This section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Employee’s obligations under this Agreement and the agreements incorporated herein by reference.

(b) STOCKHOLDER HAS READ AND UNDERSTANDS THIS SECTION 7, WHICH DISCUSSES ARBITRATION. STOCKHOLDER UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, STOCKHOLDER AGREES, TO THE EXTENT PERMITTED BY LAW. TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE. BREACH, OR TERMINATION THEREOF, TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF STOCKHOLDER’S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES REFERRED TO IN SECTION 7(A) ABOVE.

7. Remedy. Stockholder acknowledges and agrees that (a) the rights of Parent under this Agreement are of a specialized and unique character and that immediate and irreparable damage will result to Parent if Stockholder fails to or refuses to perform his obligations under this Agreement and (b) Parent may, in addition to any other remedies and damages available, obtain an injunction to restrain any such failure or refusal. No single exercise of the foregoing remedies shall be deemed to exhaust Parent’s right to such remedies, but the right to such remedies shall continue undiminished and may be exercised from time to time as often as Parent may elect.

8. Non-Exclusivity. The rights and remedies of Parent hereunder are not exclusive of or limited by any other rights or remedies that Parent hereunder may have, whether at law, in equity, by contract, or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent hereunder, and the obligations and liabilities of Stockholder hereunder, are in addition to their respective rights, remedies, obligations, and liabilities under the law of unfair competition, misappropriation of trade secrets, and the like. This Agreement does not limit Stockholder’s obligations or the rights of Parent (or any affiliate of Parent) under the terms of any other agreement between Stockholder and Parent or any affiliate of Parent.

9. Termination of Consulting Engagement. Stockholder’s obligations under this Agreement shall not be eliminated or diminished by the termination of Stockholder’s consulting relationship with Parent, Merger Sub Two, the Company, or any of their subsidiaries, as the case may be, for any reason, or the cessation of his services as a member of Parent’s Board of Directors.

10. Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address:

(a)	if to Parent or Merger Sub Two, to:

Limelight Networks, Inc.

2220 W. 14th Street

Tempe, AZ 85281

Attention: Philip C. Maynard

SVP & CLO

Telephone No.: (602) 850-5000

Facsimile No.:  (602) 850-5001

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attention: Mark Reinstra

Telephone No.: (650) 493-9300

Facsimile No.:  (650)493-6811

(b)	if to Stockholder, to the address for notice set forth on Stockholder’s signature page hereto with a copy (which shall not constitute notice) to:

Holme Roberts & Owen Germany, LLP

Attn. Jens Roehrborn

Rosental 4, 80331 Munich/Germany

Telephone No.: +49 (89) 383 9800

Facsimile No.:  +49 (89) 383 980 99

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

11. Severability. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) such invalidity of enforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement.

12. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the state of Arizona, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Subject to Section 7, each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the state and federal courts located in Arizona, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the state of Arizona for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and venue in the state of Arizona and such process.

13. Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the waiving party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

14. Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement, shall not affect in any way the meaning of this Agreement, and shall not be referred to in connection with the construction or interpretation of this Agreement.

15. Entire Agreement. This Agreement, and the other agreements referred to herein, set forth the entire understanding of Stockholder and Parent relating to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between any of such parties relating to the subject matter hereof (but does not in any way merge or supersede the Merger Agreement or any other agreement executed in connection with the Merger Agreement, including Stockholder’s consulting agreement with Parent). Stockholder understands and agrees that he has had an opportunity to seek his own counsel in his review of this Agreement.

16. Amendments. This Agreement may not be amended, modified, altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Stockholder.

17. Assignment. This Agreement and all obligations hereunder are personal to Stockholder and may not be transferred or assigned by Stockholder at any time. Parent may assign its rights under this Agreement to any entity in connection with any merger or sale or transfer of all or substantially all of Parent’s assets.

18. Binding Nature. Subject to Section 18, this Agreement will be binding upon Stockholder and Stockholder’s representatives, executors, administrators, estate, heirs, successors and assigns, and will inure to the benefit of Parent and its successors and assigns.

19. Counterpart Execution. This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

[remainder of page intentionally left blank]

In witness whereof, the undersigned have executed this Agreement as of the date first above written.

“STOCKHOLDER”	By:	/s/ Thomas Falk
Thomas Falk

	Address:	c/o eValue AG
Kennedyallee 1
40476 Duesseldorf

Telephone:
Fax:

“PARENT”	LIMELIGHT NETWORKS, INC. a Delaware corporation

/s/ Doug Lindroth
Doug Lindroth CFO

Investments currently held by Thomas Falk/eValue AG

Company	Equity Interest	Business of company
smartclip Holding AG	40%	Operation of video advertising platform
Voodoo Video AG	55%	Operation of video advertising network
Jogo Media Inc.	100%	In-game advertising platform
Radionomy SA, Belgium	25,1%	Online music radio platform
Goldbach Interactive Russia LLC	45%	Digital online marketing
Internet Science LLC, Russia	100%	Software development
Conversis GmbH	33,3%	Operation of free hosting services
Crossinx GmbH	24,33%	Electronic invoicing services
United MailSolutions Holding AG	66,8%	Publicly traded Investment Holding Company
Clickdistrict Holding B.V.	25,1%	Operation of online advertising
MPoint, Inc., USA	4,2%	Video transcoding and distribution services
Adventure Funding, Inc., USA	25%	Financing for young digital companies operating within the new media advertising sector
Adternity GmbH	57,9%	Development of online technology